Exhibit Index



Exhibit No.                Exhibit

(j)                        Consent of Independent Auditors




                                                                    Exhibit (j)

                                     Consent of Independent Auditors


          We consent to the reference to our firm under the caption "Independent Auditors" in the Prospectus and Statement of Additional Information and to the use of our report dated February 24, 1999 in Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A Trust (File No. 333-45293) and related Prospectus of Sage Life Investment Trust.




                                                     /s/ Ernst & Young LLP
                                                        Ernst & Young, LLP

Stamford, Connecticut
February 24, 1999